NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 910-3563
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS MARCH RESULTS

MAYFIELD VILLAGE, OHIO -- April 15, 2021 -- The Progressive Corporation (NYSE:PGR) today reported the following results for March and the first quarter of 2021:

	March			Quarter
(millions, except per share amounts and ratios; unaudited)	2021	2020	Change	2021	2020	Change
Net premiums written	$3,772.5	$2,860.8	32%	$11,729.1	$9,871.3	19%
Net premiums earned	$3,269.9	$2,936.5	11%	$10,420.2	$9,430.7	10%
Net income	$567.9	$318.6	78%	$1,480.0	$692.7	114%
Per share available to common shareholders	$0.96	$0.54	79%	$2.51	$1.17	115%
Total pretax net realized gains (losses) on securities	$348.7	$(329.1)	(206)%	$585.3	$(553.6)	(206)%
Combined ratio	90.7	77.1	13.6 pts.	89.3	86.9	2.4 pts.
Average diluted equivalent common shares	586.6	587.0	0%	586.9	586.9	0%
Note: Year-over-year changes reflect the impact on net premiums written, profitability, and the equity markets from the social distancing and shelter-in-place restrictions that were put in place in March 2020 in response to COVID-19.

	March
(thousands; unaudited)	2021	2020	Change
Policies in Force
Personal Lines
Agency – auto	7,863.5	7,164.6	10%
Direct – auto	9,338.8	8,126.3	15%
Total personal auto	17,202.3	15,290.9	13%
Total special lines	5,026.7	4,574.5	10%
Total Personal Lines	22,229.0	19,865.4	12%
Total Commercial Lines	858.9	759.7	13%
Property business	2,566.3	2,264.1	13%
Companywide Total	25,654.2	22,889.2	12%

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal autos and special lines products. Our Commercial Lines business writes auto-related primary liability and physical damage insurance, and business-related general liability and property insurance, predominantly for small businesses. Our Property business writes residential property insurance for homeowners, other property owners, and renters.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
March 2021
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$3,772.5

Revenues:
Net premiums earned	$3,269.9
Investment income	86.0
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	27.6
Net holding period gains (losses) on securities	321.1
Total net realized gains (losses) on securities	348.7
Fees and other revenues	53.8
Service revenues	15.8
Total revenues	3,774.2

Expenses:
Losses and loss adjustment expenses	2,245.6
Policy acquisition costs	275.9
Other underwriting expenses	497.3
Investment expenses	1.6
Service expenses	14.8
Interest expense	18.8
Total expenses	3,054.0

Income before income taxes	720.2
Provision for income taxes	152.3
Net income	567.9

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(206.0)
Net unrealized losses on forecasted transactions	0
Other comprehensive income (loss)	(206.0)
Total comprehensive income	$361.9

1See the Monthly Commentary at the end of this release for additional discussion. For a description of our financial reporting and accounting policies, see Note 1 to our 2020 audited consolidated financial statements included in our 2020 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
March 2021
(millions)
(unaudited)

	Year-to-Date
	2021	2020	% Change
Net premiums written	$11,729.1	$9,871.3	19

Revenues:
Net premiums earned	$10,420.2	$9,430.7	10
Investment income	220.2	241.2	(9)
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	143.8	315.2	(54)
Net holding period gains (losses) on securities	441.5	(868.8)	(151)
Total net realized gains (losses) on securities	585.3	(553.6)	(206)
Fees and other revenues	165.7	153.5	8
Service revenues	53.8	51.6	4
Total revenues	11,445.2	9,323.4	23

Expenses:
Losses and loss adjustment expenses	7,110.5	6,155.2	16
Policy acquisition costs	874.4	782.8	12
Other underwriting expenses	1,481.1	1,409.9	5
Investment expenses	5.6	5.3	6
Service expenses	49.3	47.5	4
Interest expense	56.4	48.0	18
Total expenses	9,577.3	8,448.7	13

Income before income taxes	1,867.9	874.7	114
Provision for income taxes	387.9	175.6	121
Net income	1,480.0	699.1	112
Net income attributable to noncontrolling interest (NCI)	0	(6.4)	(100)
Net income attributable to Progressive	1,480.0	692.7	114

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(539.6)	62.8	NM
Net unrealized losses on forecasted transactions	0.2	0.2	0
Other comprehensive income (loss)	(539.4)	63.0	NM
Other comprehensive income attributable to NCI	0	(0.5)	(100)
Total comprehensive income attributable to Progressive	$940.6	$755.2	25

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
March 2021
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Year-to-Date
	Month	2021	2020

Net income attributable to Progressive	$567.9	$1,480.0	$692.7
Less: Preferred share dividends	2.2	6.7	6.7
Net income available to common shareholders	$565.7	$1,473.3	$686.0
Per common share:
Basic	$0.97	$2.52	$1.17
Diluted	$0.96	$2.51	$1.17

Comprehensive income attributable to Progressive	$361.9	$940.6	$755.2
Less: Preferred share dividends	2.2	6.7	6.7
Comprehensive income attributable to common shareholders	$359.7	$933.9	$748.5
Per common share:
Diluted	$0.61	$1.59	$1.28

Average common shares outstanding - Basic	584.6	584.9	584.7
Net effect of dilutive stock-based compensation	2.0	2.0	2.2
Total average equivalent common shares - Diluted	586.6	586.9	586.9

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2021	2020
Fully taxable equivalent (FTE) total return:
Fixed-income securities	(0.4)%	(0.9)%	1.2%
Common stocks	8.3%	12.5%	(20.5)%
Total portfolio	0.4%	0.3%	(0.6)%

Pretax annualized investment income book yield	2.4%	2.1%	2.7%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
March 2021
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$1,421.8	$1,572.4	$2,994.2	$590.4	$187.9	$3,772.5
% Growth in NPW[1]	16%	24%	20%	178%	20%	32%
Net Premiums Earned	$1,273.8	$1,380.3	$2,654.1	$450.9	$164.9	$3,269.9
% Growth in NPE	7%	11%	9%	27%	14%	11%

GAAP Ratios
Loss/LAE ratio	67.4	69.2	68.3	61.6	93.4	68.7
Expense ratio	19.7	23.5	21.7	20.8	30.2[2]	22.0
Combined ratio	87.1	92.7	90.0	82.4	123.6[2]	90.7
Net catastrophe loss ratio[3]			1.5	0.1	35.8	3.0

Actuarial Adjustments[4]
Reserve Decrease/(Increase)
Prior accident years						$(5.4)
Current accident year						7.6
Calendar year actuarial adjustment	$11.5	$11.9	$23.4	$(11.2)	$(10.0)	$2.2

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(5.4)
All other development						38.9
Total development						$33.5

Calendar year loss/LAE ratio						68.7
Accident year loss/LAE ratio						69.7

1Reflects the prior year reduction in net premiums written in our vehicle businesses, due to the COVID-19 social distancing and shelter-in-place restrictions that were put in place in March 2020. Our Commercial Lines segment was significantly impacted as the transportation network company (TNC) businesses were reduced $110.5 million in March 2020, to reflect the decrease in actual miles driven during the month and a revised estimate of the miles to be driven during the remainder of the policy terms, due to the COVID-19 restrictions. Excluding the impact of TNC, Commercial Lines net premiums written growth would have been 68%, which in addition to the prior year impact of the restrictions in the traditional business market targets reflects the strong growth in the for-hire trucking business market target, due to greater demand for shipping services in light of the pandemic.
2Included in both the expense ratio and combined ratio is 2.9 points of amortization expense predominately associated with the acquisition of a controlling interest in ARX. Excluding these additional expenses, the Property business would have reported an expense ratio of 27.3 and a combined ratio of 120.7.
3Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned. During the month we incurred catastrophe losses primarily related to tornadoes in Texas and Alabama. We also reduced the reinsurance recoverable $20.0 million due to favorable development on the February Texas winter storms.
4Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
March 2021
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$4,458.7	$5,002.7	$9,461.4	$1,794.1	$473.6	$11,729.1
% Growth in NPW	11%	16%	14%	57%	17%	19%
Net Premiums Earned	$4,098.2	$4,431.7	$8,529.9	$1,417.8	$472.5	$10,420.2
% Growth in NPE	7%	11%	9%	19%	12%	10%

GAAP Ratios
Loss/LAE ratio	67.8	68.4	68.1	63.5	84.9.	68.3
Expense ratio	18.8	22.2	20.6	20.4	30.1[1]	21.0
Combined ratio	86.6	90.6	88.7	83.9	115.0[1]	89.3
Net catastrophe loss ratio[2]			0.8	0.1	30.6	2.0

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$(22.1)
Current accident year						2.9
Calendar year actuarial adjustment	$5.0	$(0.1)	$4.9	$(11.1)	$(13.0)	$(19.2)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(22.1)
All other development						(102.3)
Total development						$(124.4)

Calendar year loss/LAE ratio						68.3
Accident year loss/LAE ratio						67.1

1Included in both the expense ratio and combined ratio is 3.0 points of amortization expense predominately associated with the acquisition of a controlling interest in ARX. Excluding these additional expenses, the Property business would have reported an expense ratio of 27.1 and a combined ratio of 112.0.
2Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned.
3Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

March 2021
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $38,564.0)	$39,091.8
Short-term investments (amortized cost: $2,243.1)	2,243.1
Total available-for-sale securities	41,334.9
Equity securities:
Nonredeemable preferred stocks (cost: $1,453.9)	1,507.2
Common equities (cost: $1,204.5)	4,558.5
Total equity securities	6,065.7
Total investments[2,3]	47,400.6
Net premiums receivable	9,218.8
Reinsurance recoverables (including $3,968.6 on unpaid loss and LAE reserves)	4,143.2
Deferred acquisition costs	1,309.1
Goodwill and intangible assets	609.9
Other assets	2,731.7
Total assets	$65,413.3

Unearned premiums	$15,045.9
Loss and loss adjustment expense reserves	21,063.7
Other liabilities[2]	6,070.4
Debt	5,396.8
Total liabilities	47,576.8
Shareholders' equity	17,836.5
Total liabilities and shareholders' equity	$65,413.3

Common shares outstanding	585.2
Common shares repurchased - March	0
Average cost per common share	$0
Book value per common share	$29.64
Trailing 12-month return on average common shareholders' equity
Net income	38.5%
Comprehensive income	38.4%
Net unrealized pretax gains (losses) on fixed-maturity securities	$523.5
Increase (decrease) from February 2021	$(260.8)
Increase (decrease) from December 2020	$(683.1)
Debt-to-total capital ratio	23.2%
Fixed-income portfolio duration	3.1
Weighted average credit quality	AA-
1 As of March 31, 2021, we held certain hybrid securities and recognized a change in fair value of $4.3 million as a realized gain during the period we held these securities.
2 At March 31, 2021, we had $363.1 million of net unsettled security transactions classified in “other liabilities.”
3 Includes $3.7 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company.

Monthly Commentary
•For March 2021, and for the next several months, when comparing current year results in our vehicle businesses to the prior year, primarily for net premiums written, loss and loss adjustment expense ratios, and underwriting expenses, among other nonfinancial measures, the comparisons will be impacted by the social distancing and shelter-in-place restrictions that were put in place beginning in March 2020 in response to COVID-19.

Events
Our first quarter Investor Relations conference call is currently scheduled to be held on Wednesday, May 5, 2021, at 10:00 a.m. eastern time. The first quarter call is scheduled to last 60 minutes and will consist of a question and answer session with Tricia Griffith, our CEO, and John Sauerland, our CFO. We plan to file our Quarterly Report on Form 10-Q with the SEC on Tuesday, May 4, 2021. If the dates of our events, which are always subject to change, are rescheduled, we will announce the change in a press release as soon as practical and publish it on our investor website. Details regarding access to the teleconference, or any event changes, will be available at: https://investors.progressive.com/events.

We plan to release April results on Wednesday, May 19, 2021, before the market opens.

About Progressive
The Progressive Group of Insurance Companies makes it easy to understand, buy and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever and however it's most convenient - online at progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the third largest auto insurer in the country, a leading seller of motorcycle and commercial auto insurance, and one of the top 15 homeowners insurance carriers.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events and climate change;
•the effectiveness of our reinsurance programs;
•the highly competitive nature of property-casualty insurance markets;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•how intellectual property rights could affect our competitiveness and our business operations;
•whether we adjust claims accurately;
•our ability to maintain a recognized and trusted brand;
•our ability to attract, develop and retain talent and maintain appropriate staffing levels;
•compliance with complex laws and regulations;
•litigation challenging our business practices, and those of our competitors and other companies;
•the impacts of a security breach or other attack involving our computer systems or the systems of one or more of our vendors;
•the secure and uninterrupted operation of the facilities, systems, and business functions that are critical to our business;
•the success of our efforts to develop new products or enter into new areas of business and navigate related risks;
•our continued ability to send and accept electronic payments;
•the possible impairment of our goodwill or intangible assets;
•the performance of our fixed-income and equity investment portfolios;
•the potential elimination of, or change in, the London Interbank Offered Rate;
•our continued ability to access our cash accounts and/or convert securities into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•limitations on our ability to pay dividends on our common shares under the terms of our outstanding preferred shares;
•our ability to obtain capital when necessary to support our business and potential growth;
•evaluations by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•impacts from the outbreak of the novel coronavirus, or COVID-19, and the restrictions put in place to help slow and/or stop the spread of the virus; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2020.

In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.